CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form S-8 into the Company's previously filed Registration Statement File No. 33-
71882.



                          /s/ Arthur Andersen LLP

Atlanta, Georgia
June 19, 1996